1Presentation title in footer Flatirons, CO Investor Presentation August 16, 2023

2 Forward-Looking Statements Safe Harbor This presentation includes “forward-looking statements” within the meaning of federal securities regulations. Forward-looking statements in this presentation include, but are not limited to, the plans, strategies and prospects, both business and financial, of Life Time Group Holdings, Inc. (“we,” “us” or the “Company”), including its financial outlook for the full fiscal year 2023, opportunities for reduced net debt and leverage, future performance and opportunities for growth and margin expansion, capital expenditures, investment strategy, consumer demand, industry and economic trends, successful signings and closings of sale leaseback transactions and future performance. These statements are based on the beliefs and assumptions of the Company’s management. Forward- looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning the Company’s possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. Factors that could cause actual results to differ materially from those forward-looking statements included in this presentation include, but are not limited to, risks relating to our business operations and competitive and economic environment, risks relating to our brand, risks relating to the growth of our business, risks relating to our technological operations, risks relating to our capital structure and lease obligations, risks relating to our human capital, risks relating to legal compliance and risk management, and risks relating to ownership of our common stock and the other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission (the “SEC”) on March 8, 2023 (File No. 001-40887), as such factors may be updated from time to time in the Company’s other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any forward-looking statement that the Company makes in this presentation speaks only as of the date of such statement. Except as required by law, the Company does not have any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise. Explanatory Note on Non-GAAP Financial Measures This presentation includes Adjusted EBITDA and Net Debt and calculations in connection therewith, which are not presented in accordance with the generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and should be considered in addition to, and not as a substitute for or superior to, net income (loss) or total debt (defined as long-term debt, net of current portion, plus current maturities of debt, less a fair value adjustment, unamortized debt discounts and issuance costs and cash and cash equivalents), respectively, as a measure of financial performance or any other performance measure derived in accordance with GAAP, and should not be construed as an inference that the Company’s future results will be unaffected by unusual or non-recurring items. In addition, these non-GAAP financial measures should be read in conjunction with the Company’s financial statements prepared in accordance with GAAP. The reconciliation of the Company’s non-GAAP financial measures to the corresponding GAAP measures should be carefully evaluated.

Presentation_08.02.21_v08.pptx 3 Healthier and Stronger Business Model Majority of Clubs Exceed 2019 Membership Dues Levels Notes: 1. Data includes Bloomingdale JV and Satellite locations, excludes Corporate Region, LT Work locations, and permanently closed clubs 2. Results do not include the multi-element accounting associated with enrollment fees and new member joins. 3. Data is calculated as total membership dues revenue by state for the month of June 2023 compared to June 2019 and the month of December 2022 compared to December 2019. 102 Clubs and 24 States Recovered to 2019 Membership Dues Levels Clubs Opened Prior to 2020 - Membership Dues as a % of 2019 Revenue by State (%) as of June 2023(1)(2)(3) MO NJ CO FL CA IA MA TX OK WA NC MN NY ON GA NV NE OH PA TN UT IL AZ KS MI AL MDIN 141% 132% 106% 111% 87% 100% 113% 106% 102% 114% VA 93% 114% 108% 98% 121% 103% 109% 122% 100% 87% 122% 109% 103% 126% 97% 111% 127% 335% 101% Jun-23 Dec-22 Jun-23 Dec-22

Presentation_08.02.21_v08.pptx 4 Healthier and Stronger Business Model Total Membership Dues Exceed 2019 Levels for Clubs Open Prior to 2020 $104M $103M $118M Jun 2019 Jun 2022 Jun 2023 Total Membership Dues – Clubs Open Prior to 2020 ($ in millions) Monthly Membership Dues Have More than Recovered for Clubs Open Prior to 2020 June 2023June 2019 June 2022 114% of June 2019 Dues Notes: 1. Data includes Bloomingdale JV and Satellite locations, excludes Corporate Region, LT Work locations, and permanently closed clubs 2. Results do not include the multi-element accounting associated with enrollment fees and new member joins.

Presentation_08.02.21_v08.pptx 5 Initiatives & Strategies We Have Launched Are Working and We Are Adding New Strategies to Continue Our Growth Branding, Positioning and Programming Pickleball 500+ permanent courts 673% Increase in Unique Participants(2) Dynamic Personal Training 160,000 average sessions per month(1) 37% Increase in Total Sessions(2) Small Group Training 30,000 average monthly classes(1) 243% increase in Unique Participants(2) ARORA 7,000 average monthly classes(1) 342% Increase in Unique Participants(2) Notes: 1. Average between January 2023 - June 2023. 2. Growth from January 2022 to June 2023. 3. Cumulative capital investment from January 2022 to June 2023. $55M of Invested Capital to date(3) Dynamic Stretch Launched Q3 2023

Presentation_08.02.21_v08.pptx 6 Investments are Working to Increase Desirability of our Clubs Branding, Positioning and Programming Notes: 1. Average swipes per center membership is calculated as front desk swipes, divided by the average number of Center memberships for the period, where the average number of Center memberships for the period is an average derived from dividing the sum of the total Center memberships outstanding at the beginning of the period and at the end of each month during the period by one plus the number of months in each period. 2. Average In-center revenue per center membership is calculated as In-center revenue, divided by the average number of Center memberships for the period, where the average number of Center memberships for the period is an average derived from dividing the sum of the total Center memberships outstanding at the beginning of the period and at the end of each month during the period by one plus the number of months in each period. For comparability purposes, 2019 excludes $15M of small group training revenue that is reflected as dues revenue in 2023. 3. Average Center revenue per center membership is calculated as Center revenue less Digital On-hold revenue, divided by the average number of Center memberships for the period, where the average number of Center memberships for the period is an average derived from dividing the sum of the total Center memberships outstanding at the beginning of the period and at the end of each month during the period by one plus the number of months in each period. Average Swipes per Center Membership(1) Average Revenue per Center Membership(3)Average In-center Revenue per Center Membership(2) Club Usage has Increased 56 69 YTD June 2019 YTD June 2023 +23% $1,082 $1,369 YTD June 2019 YTD June 2023 +27% $365 $390 YTD June 2019 YTD June 2023 +7% Generating More In-center Revenue Per Membership And Total Center Revenue Per Membership

7 Significant Asset Light Portfolio & Future Growth Opportunity Expanded Club Offerings and Geographic Reach Suburban Build with SLB Mall / Retail Vertical Residential Club Takeover(2) Notes: 1. Total club openings Sept 1994 – July 2023. Excludes company-owned suburban clubs that have not been sold and leased back. 2. Includes all clubs that were acquired from another fitness operator that were either operating or under construction as fitness centers.. Number of Clubs(1) 60 80+ locations under discussion and development across all four club types 14 4 34

8 Significant Asset Light Opportunities Less Than $10M of Net Invested Capital Per Location Harbour Island, FL – 40,000 Sq Ft. North Druid Hills, GA – 65,000 Sq Ft. Penn 1, NY – 52,000 Sq Ft.

9 Completely Within Our Control, We Can Be Cash Flow Positive Within 90 Days, After All Growth Capital, and Continue to Substantially Grow Revenue and Adjusted EBITDA Significant Flexibility in Capital Deployment

10 Re-wired the Organization, Structurally Delivering Higher Margins Rent (% of revenue) Revenue $166 8.7% $1,900 2019 Full Year Actual Adjusted EBITDA(1) (% of revenue) $438 23.0% $134 12.5% $1,073 Six Months Ended 6/30/23 Actual $256 23.9% General, Admin and Marketing (% of revenue) $228 11.9% Notes: 1. Adjusted EBITDA is a non-GAAP measure. Refer to the reconciliation of GAAP to non-GAAP metrics in the appendix. $95 8.9% ($ in millions) Net Income (% of revenue) $30 1.6% $44 4.1% Phoenix, AZ

11 Continued Discipline Around Cash Flow and Natural Deleveraging Expect Significant Leverage Reduction to Continue Net Debt(1) to Adjusted EBITDA(3) Leverage TTM Adj. EBITDA (2) (3) (TTM margin) Net Debt (1) $223 13.0% $1,703 2022 Q3 Actual $199 12.4% $1,789 2022 Q2 Actual Net Debt Leverage (3) (4) 7.6x9.0x $282 15.5% $1,813 2022 Q4 Actual 6.4x $361 18.6% $1,872 2023 Q1 Actual 5.2x $434 21.3% $1,844 2023 Q2 Actual 4.2x TTM Net Income (Loss) (2) ($318)($389) ($2) $83 Notes: 1. Net Debt is defined as long-term debt, net of current portion, plus current maturities of debt, excluding fair value adjustments, unamortized debt discounts and issuance costs, minus cash and cash equivalents. Net Debt is as of the last day of the respective quarter. 2. TTM is trailing twelve months. 3. Adjusted EBITDA is a non-GAAP measure. Refer to the reconciliation of GAAP to non-GAAP metrics in the appendix. 4. Net Debt Leverage is calculated as our Net Debt divided by our TTM Adj. EBITDA. Refer to the reconciliation in the appendix. $64 ($ in millions) $510 - $520 22% - 23% ~$1,700 2023 Q4 Estimate ~3.3x $75 - 83

Presentation_08.02.21_v08.pptx 12 Significant Revenue and Adjusted EBITDA Opportunity New Club Ramp vs. Expected Performance at Maturity(1) end Year 1 end Year 2 end Year 3 end Year 4+ Revenue Adjusted EBITDA 90%-100% 75%-85% 25%-35% 60%-70% 100%+ Significant Revenue and Adjusted EBITDA Opportunity as Clubs Continue to Return to Expected Performance End Year 1 End Year 2 End Year 3 End Year 4 25%-35% 60%-70% 85%-95% 100%+ 1. Indicative measure based on historic trends.

Presentation_08.02.21_v08.pptx 13 58% 76% 88% Adjusted EBITDA as a % of Actual Performance at Maturity 11 Clubs Opened in 2008 95% 100% 2009 2010 2011 2012 2013 Location Month Opened in 2008 Parker, CO Jan Johns Creek, GA May West County–Chesterfield, MO Jun Mountain Brook, GA Jun Rockville, MD Sep City Centre-Houston, TX Sep Vernon Hills, IL Sep Mansfield, TX Oct Loudoun County, VA Oct Florham Park, NJ Nov Westminster, CO Nov Strong New Club Ramp Occurred Even During a Recession Adjusted EBITDA as a % of Actual Performance at Maturity Despite recessionary headwinds, clubs opened during 2008 were able to successfully and consistently ramp in-line with expectations, with full time to maturity extended by less than 1 year

14 Resilient Performance Against Macroeconomic Headwinds 6% 22% 11% 5-10% 8% 74% 41% 10-15%5% 3% 33% 25-30% 81% 1% 15% 50-55% Cash from operations and sale-leaseback proceeds expected to fund growth capital. Growth includes continued execution of our asset light strategy. Year 4+ Maturity (Clubs 100% Ramped) # of Open Clubs: 2019 146 151 161 172 Year 3 Maturity (Clubs 85%-95% Ramped) Year 2 Maturity (Clubs 60%-70% Ramped) Year 1 Maturity (Clubs 25%-35% Ramped) Year: 2021 2022 2023E Memberships, Dues Revenue and In Center Businesses are All Growing and Contributing to Adjusted EBITDA Growth Club Maturity and Performance since 2019 Note: 1. Historical figures based on company filings for the years ended December 31, 2019, 2021 and 2022. 2023 estimated figures based on company expectations. 2. Relative maturity / recovery based on ramp percentage vs 2019 levels for legacy clubs and vs expectations for newer clubs. Relative Maturity / Recovery(2)

15 Life Time has a Unique Strategic Position Existing Club Footprint New Club Pipeline Power of Life Time Brand Equity Consistent Track Record Over 160 locations across North America 80+ locations in various stages of discussion and development Over 125 billion brand impressions in 2022 30-year history of consistently delivering revenue and earnings growth(1) Note: 1. Company did not grow revenue and Adjusted EBITDA in 2020 due to COVID

16 Appendix ($MM) Twelve Months Ended 12/31/2019 Twelve Months Ended 6/30/2022 Twelve Months Ended 9/30/2022 Twelve Months Ended 12/31/2022 Twelve Months Ended 3/31/2023 Twelve Months Ended 6/30/2023 Twelve Months Ended 12/31/2023 Estimate Six Months Ended 6/30/2023 Net income (loss) $30 ($389) ($318) ($2) $65 $83 $75 – $83 $44 Interest expense, net of interest income $129 $145 $133 $114 $115 $120 $131 - $129 $63 Provision for (benefit from) income taxes $10 ($100) ($85) ($1) $12 $18 $23 - $25 $12 Depreciation and amortization $220 $231 $230 $229 $229 $230 $234 - $236 $116 Share-based compensation expense $24 $358 $360 $37 $22 $32 $48 - $48 $22 (Gain) on sale leaseback transactions $0 ($48) ($99) ($97) ($76) ($47) NA $1 Other $25 $2 $2 $1 ($4) ($2) ($1) – ($1) ($2) Adjusted EBITDA $438 $199 $223 $282 $361 $434 $510 - $520 $256 Reconciliation of Net Income (Loss) to Adjusted EBITDA

17 Appendix ($MM) Twelve Months Ended 6/30/2022 Twelve Months Ended 9/30/2022 Twelve Months Ended 12/31/2022 Twelve Months Ended 3/31/2023 Twelve Months Ended 6/30/2023 Twelve Months Ended 12/31/2023 Estimate Current maturities of debt $22 $15 $15 $66 $65 $66 Long-term debt, net of current portion $1,807 $1,775 $1,806 $1,825 $1,792 $1,736 Total Debt $1,829 $1,790 $1,821 $1,891 $1,857 $1,801 Less: Fair value adjustment $1 $1 $1 $1 $1 $1 Less: Unamortized debt discounts and issuance costs ($23) ($21) ($19) ($17) ($18) ($12) Less: Cash and cash equivalents $61 $107 $26 $35 $31 $113 Net Debt $1,789 $1,703 $1,813 $1,872 $1,844 $1,700 Trailing twelve month Adjusted EBITDA $199 $223 $282 $361 $434 $515 Net Debt Leverage 9.0x 7.6x 6.4x 5.2x 4.2x 3.3x Reconciliation of Net Debt and Leverage calculation